UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Camino Vida Roble

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 17, 2021, the Board of Directors (“Board”) of Alphatec Holdings, Inc. (the “Company”) increased the number of directors to serve on the Board to thirteen members and appointed Marie Meynardier to serve as a director for a term commencing on June 17, 2021, and expiring at the Annual Meeting of Stockholders of the Company in 2022.

Ms. Meynardier will receive annual compensation in accordance with the Company’s standard remuneration for its non-employee directors, as revised by the Compensation Committee of the Board effective as of June 16, 2021, which provides that non-employee directors receive a one-time, time-based restricted stock unit (“RSU”) award granted upon election or appointment to the Board, with a grant value of $300,000, as determined by the volume weighted average trading price (“VWAP”) of the Company’s stock for the 30-trading day period prior to date of election or appointment (the “Initial Board Grant”).  The Initial Board Grant vests in three equal installments on each of the first three anniversaries of the grant date, conditioned upon continued Board service.  Additionally, non-employee directors receive an annual RSU award for service on the Board with a grant value of $150,000 (the “Annual Board Grant”).  For continuing (incumbent) non-employee directors, the Annual Board Grant is granted as of the date of the annual meeting of stockholders, based upon the VWAP of the Company’s stock for the 30-trading day period prior to the grant date.  For newly elected or newly appointed, non-employee directors, the Annual Board Grant is granted upon election or appointment to the Board, with a grant value, as determined by the 30-trading day VWAP prior to date of election or appointment, pro-rated by the number of days from the date of the prior annual meeting of stockholders to the date of the grant, divided by 365.  The Annual Board Grant vests on the earlier of (a) the next annual meeting of stockholders and (b) the death or resignation of the director.  In the event of death or resignation of the director, the Annual Board Grant vests pro-rated based on the number of actual days served by the director from the time of the grant to such death or resignation, divided by 365.  Additionally, non-employee directors receive an annual cash retainer as follows: (i) $45,000 to each non-employee director that serves as a member of the Board ($70,000 for Chair or Lead Director of the Board) and (ii) $9,500 ($20,000 for Chair), $9,500 ($20,000 for Chair), $6,000 ($15,000 for Chair) and $5,000 ($10,000 for Chair) to each non-employee director that serves as a member of the Audit Committee, Finance Committee, Compensation Committee, and/or Nominating and Corporate Governance Committee, respectively.  Cash retainers are paid quarterly in equal installments, pro-rated based on the number of actual days served by the director during the applicable quarter.

In addition, it is anticipated that Ms. Meynardier will enter into the Company’s standard form of indemnification agreement for non-employee directors, a copy of which is attached as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the U.S. Securities and Exchange Commission (“SEC”) on May 5, 2009, and incorporated herein by reference.

There are no other arrangements or understandings between Ms. Meynardier and any other person pursuant to which she was selected to serve on the Board. There are no family relationships between Ms. Meynardier and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 16, 2021, the Company held its Annual Meeting of stockholders (the “Annual Meeting”).  The Company filed its definitive proxy statement on Schedule 14A with the SEC on April 29, 2021.  The proxy statement describes in detail each of the four proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting.  As of April 19, 2021, the record date of the Annual Meeting, there were 97,023,702 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 78,810,394 shares of the Company’s common stock were represented in person or by proxy.  The final results for the votes cast with respect to each Proposal are set forth below.

Proposal 1

The stockholders elected each of Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, Patrick S. Miles, David H. Mowry, David R. Pelizzon, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods to serve on the Company’s Board for a term of one year until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Evan Bakst	58,048,690	1,343,386	19,418,317
Mortimer Berkowitz III	50,522,654	8,869,422	19,418,317
Quentin Blackford	55,592,349	3,799,727	19,418,317
Jason Hochberg	58,563,559	828,517	19,418,317
Karen K. McGinnis	58,214,439	1,177,637	19,418,317
Patrick S. Miles	58,380,900	1,011,176.	19,418,317
David H. Mowry	59,174,631	217,445	19,418,317
David R. Pelizzon	59,108,602	283,474	19,418,317
Jeffrey P. Rydin	59,167,504	224,572	19,418,317
James L.L. Tullis	52,104,152	7,287,924	19,418,317
Donald A. Williams	58,352,695	1,039,381	19,418,317
Ward W. Woods	57,090,720	2,301,356	19,418,317

Proposal 2

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,311,285	37,464	9,461,644	0

Proposal 3

The stockholders approved the amendment of the Company’s 2007 Employee Stock Purchase Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,759,347	102,888	529,841	19,418,317

Proposal 4

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,107,427	3,693,015	591,634	19,418,317

No other items were presented for stockholder approval at the Annual Meeting.

Item 7.01	Regulation FD Disclosure

On June 21, 2021, the Company issued a press release announcing the appointed of Marie Meynardier to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Second Amendment to the Amended and Restated Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan.
99.1	Press Release of Alphatec Holdings, Inc., dated June 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021	ALPHATEC HOLDINGS, INC.

	By:	/s/ J. Todd Koning
Name: J. Todd Koning
Its: Chief Financial Officer